Exhibit 99.2

LMI Aerospace Enters into Merger Agreement to be Acquired by Sonaca Group

•	Transaction creates a combined global leader in design and manufacture of complex aerostructures

•	LMI will operate as a member of the Sonaca Group

•	LMI headquarters to remain in St. Louis

ST. LOUIS, Feb. 16, 2017 – LMI Aerospace Inc. (Nasdaq: LMIA) has entered into a merger agreement to be acquired by Sonaca Group, a global aerostructures company headquartered in Gosselies, Belgium. Under the agreement, LMI shareholders will receive $14 per share in an all-cash transaction. Sonaca’s offer represents a 52 percent premium over LMI’s closing share price on Feb. 16, 2017, of $9.19 per share, a 63 percent premium over LMI’s 3-month volume weighted average price up to and including Feb. 16, 2017, of $8.59 per share, and a 78 percent premium over LMI’s 6-month volume weighted average price up to and including Feb. 16, 2017, of $7.88 per share.

In connection with the merger agreement, Sonaca has obtained debt and equity financing commitments. The merger agreement, however, does not include, and the consummation of the merger is not conditioned upon satisfaction of, a financing condition.

“This deal brings our combined company to the forefront as a leader in the design and manufacture of complex aerostructures while working to diversify our global customer base,” said Dan Korte, LMI Aerospace chief executive officer. “In addition, LMI and Sonaca have complementary product portfolios while largely serving different aerospace primes and Tier 1 suppliers around the world, enabling us to better serve our customers.”

“The addition of LMI Aerospace to the Sonaca Group supports our vision to expand our capabilities in the United States,” said Bernard Delvaux, Sonaca chief executive officer. “Sonaca and LMI have both distinguished themselves in the industry through capabilities such as wing movables, wing panels, complex fuselage and structural assemblies, and together we will be able to strengthen our competitive advantage in the global aerospace market.”

LMI’s independent directors unanimously approved the transaction. The deal is expected to close mid-2017, subject to LMI shareholder approval as well as certain regulatory approvals and other customary closing conditions.

411 Fountain Lakes Blvd

St. Charles, Missouri 63301

ph: 636.946.6525

fx: 636.949.1576

www.lmiaerospace.com

Upon transaction close, LMI will operate as LMI Aerospace – A Member of the Sonaca Group, with headquarters remaining in St. Louis. Korte will continue to serve as LMI Aerospace CEO and will report directly to Delvaux. Other members of the LMI senior leadership team also will remain in place and will continue their current reporting relationships. The company will continue investing in its current footprint, continuously improving its U.S. and worldwide infrastructure and the capabilities of its teams.

Lazard served as financial advisors and Gibson, Dunn & Crutcher LLP and Polsinelli PC served as legal advisors to LMI. Credit Suisse served as financial advisors and Arnold & Porter Kaye Scholer and Husch Blackwell served as legal advisors to Sonaca.

About LMI Aerospace

LMI Aerospace Inc. is a leading supplier of structural assemblies, kits and components and provider of engineering services to the commercial, business and regional, and military aerospace markets. Manufacturing more than 40,000 products for a variety of platforms and providing turnkey engineering capabilities to support aircraft lifecycles, LMI offers complete, integrated solutions in aerostructures, engineering and program management. Headquartered in St. Louis, LMI has 21 locations across the United States and in Mexico, the United Kingdom and Sri Lanka. For more information, visit: www.lmiaerospace.com.

About Sonaca Group

Sonaca Group is a global Belgian company active in the development, manufacturing and assembly of advanced structures for civil, military and space markets. The group is especially known for its capability to design and produce advanced structures such as wing movables and complex fuselages. Headquartered in Gosselies, Belgium, it has production facilities in China, Romania, Canada and Brazil. Sonaca Group also supplies engineering services, large sheet metal elements, wing panels, composite structures and machined components. For more information, visit www.sonaca.com.

411 Fountain Lakes Blvd

St. Charles, Missouri 63301

ph: 636.946.6525

fx: 636.949.1576

www.lmiaerospace.com

Additional Information and Where to Find It

This document may be deemed to be solicitation material with respect to the proposed merger. In connection with the proposed merger, LMI Aerospace, Inc. (the “Company”) will file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission (the “SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and shareholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://www.lmiaerospace.com or by directing a request to: LMI Aerospace, Inc., 411 Fountain Lakes Boulevard, St. Charles, Missouri 63301, Attention: Corporate Secretary, (636) 946-6525.

Participants in the Solicitation

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information about directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K/A for the fiscal year ended December 31, 2015, as filed with the SEC on March 17, 2016, and its definitive proxy statement for its 2016 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 29, 2016. Certain directors, executive officers, other members of management and employees of the Company may have direct or indirect interests in the proposed merger due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the merger the Company will file with the SEC and furnish to the Company’s shareholders.

411 Fountain Lakes Blvd

St. Charles, Missouri 63301

ph: 636.946.6525

fx: 636.949.1576

www.lmiaerospace.com

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and related transactions and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this report, the words “expect,” “believe,” “anticipate,” “goal,” “plan,” “intend,” “estimate,” “may,” “will” or similar words are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, uncertainties and other factors that could cause the actual results to differ materially from such forward-looking statements, including, but not limited to (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or conditions to the closing of the merger may not be satisfied or waived, (2) the failure to obtain the required shareholder approval or the failure to satisfy the closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger, (4) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (5) the transaction may involve unexpected costs, liabilities or delays, (6) the Company’s business may suffer as a result of the uncertainty surrounding the transaction, (7) the outcome of any legal proceeding relating to the transaction, (8) the Company may be adversely affected by other economic, business and/or competitive factors, and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all.

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Contacts: Amy Horton LMI Aerospace +1 636-916-2130 ahorton@lmiaerospace.com	Sandra Alonzo Sonaca Group +32 71 255 329 Sandra.alonzo@sonaca.com

411 Fountain Lakes Blvd

St. Charles, Missouri 63301

ph: 636.946.6525

fx: 636.949.1576

www.lmiaerospace.com